Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement (this “Agreement”), dated as of March 30, 2007, by and between Iconix Brand Group, Inc., a Delaware corporation (the “Company”), and Rocawear Licensing LLC, a New Jersey limited liability company (“Rocawear” and together with any permitted assignees of Rocawear’s rights hereunder, the “Holder”).

RECITALS

WHEREAS, the Company has executed an Asset Purchase Agreement dated as of March 6, 2007 (the “Purchase Agreement”), by and among Rocawear, the Company and each of Arnold Bize, a/k/a Alex Bize, Shawn Carter and Naum Chernyavsky, a/k/a Norton Cher (collectively, the “Principals”), pursuant to which the Company has purchased certain assets of Rocawear; and

WHEREAS, the Purchase Agreement provides, among other things, that the Company may issue shares of the Company’s common stock, $.001 par value per share (the “Company Common Stock”), to Rocawear, as more fully described in the Purchase Agreement; and

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed that if it issues any shares of Company Common Stock to Rocawear pursuant to the Purchase Agreement, it shall grant to the Holder the registration rights set forth below with respect to the shares so issued (the “Earn-Out Shares”), together with any securities issued in exchange for or in replacement of such Earn-Out Shares, and any securities issued by way of any stock split, reverse stock split, recapitalization, or other similar transaction affecting such Earn-Out Shares (collectively, the “Registrable Securities”).

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Registration.

(a) If the Company issues Earn-Out Shares, then as promptly as practicable (but, except as otherwise provided herein, not later than twenty (20) calendar days) following each such issuance of the Earn-Out Shares, the Company shall prepare and file with the Securities and Exchange Commission (the “Commission”), at the sole expense of the Company (except as hereinafter provided), in respect of the aggregate number of Registrable Securities issued pursuant to the Purchase Agreement, a registration statement so as to permit a public offering and sale of such Registrable Securities until, subject to the terms and provisions of this Agreement, the earlier of the date when (i) all the Registrable Securities covered by the registration statement have been sold pursuant thereto or otherwise or (ii) the Registrable Securities may be publicly sold without volume restrictions under Rule 144(k) (or any similar provisions then in force) of the Securities Act of 1933 as amended (the “Act”), as determined by the counsel to the Company (collectively, the “Effectiveness Period”). The registration statement shall be on any form the Company is eligible to use to register for resale the Registrable Securities. The Company shall thereafter use commercially reasonable efforts to cause such registration statement filed pursuant to this Section to become effective as soon as practicable thereafter.

(b) Notwithstanding the foregoing, if the Company shall furnish to Holder a certificate signed by an officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, because of current circumstances (including, but not limited to, the unavailability of financial information for an acquired business or the Company’s most recently ended fiscal year or quarter), it would be seriously detrimental to the Company and its shareholders for any such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than forty-five (45) days; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

(c) Nothing herein contained shall require the Company or any Company subsidiary to undergo an audit, other than in the ordinary course of business.

2. Covenants of the Company. The Company hereby covenants and agrees as follows:

(a) Not less than two business days prior to the filing of any registration statement contemplated hereby or any amendment or post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith or any other documents proposed to be filed in connection with such registration, the Company shall furnish to the Holder copies of all such documents proposed to be filed for review by the Holder and counsel to the Holder prior to such proposed date of filing, provided that the Company shall not file any registration statement or any other amendment or post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith to which such Holder’s counsel shall have reasonably objected on the grounds that such registration statement, amendment, supplement or prospectus does not comply in all material respects with the requirements of the Act or of the rules and regulations promulgated thereunder.

(b) The Company shall furnish to each Holder such number of copies, without charge, of any registration statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, all exhibits and other documents filed therewith and such other documents as such Holder shall reasonably request, including in order to facilitate such Holder’s disposition of the Registerable Securities.

(c) The Company shall use commercially reasonable efforts to prepare and file with the Commission such amendments, including post-effective amendments and supplements, to any registration statement and the prospectus used in connection therewith as may be necessary to cause the registration statement to become and keep the registration statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period.

(d) The Company shall notify the Holder as promptly as practicable: (A)(1) when a prospectus or any prospectus supplement or post-effective amendment to any registration statement is proposed to be filed; and (2) with respect to the registration statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the registration statement or prospectus (and shall promptly provide the Holder with copies of any such requests); (C) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (E) of the occurrence of any event or passage of time that makes the financial statements included in the registration statement ineligible for inclusion therein or any statement made in the registration statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the registration statement, prospectus or other documents so that, in the case of the registration statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) Prior to any public offering of Registrable Securities, the Company shall use commercially reasonable efforts to register or qualify or cooperate with the Holder in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdiction within the United States reasonably requested by Holder, to keep each such registration or qualification (or exemption therefrom) under Section 1 hereof effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any registration statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(f) The Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to any registration statement, and to enable such Registrable Securities to be in such denominations and registered in such names as any such persons may request.

(g) The Company will pay all costs, fees and expenses in connection with any registration statement filed pursuant to Section 1 hereof, including, without limitation, all registration and filing fees, the Company’s legal and accounting fees, printing expenses and blue sky fees and expenses; provided, however, that the Holder shall be solely responsible for the fees of any counsel and other experts retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, selling commissions or selling fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

(h) The Company shall use commercially reasonable efforts to list the Registrable Securities covered by such registration statement with each securities exchange or interdealer quotation system or other market on which similar securities of the Company are then listed.

(i) With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 (or its successor rule) under the Act and any other rule or regulation of the Commission that may at any time permit such Holders to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) timely make and keep public information available, as those terms are understood and defined in Rule 144 under the Act until the earlier of: (A) such date as all of the Registrable Securities may be resold to the public without volume restrictions pursuant to Rule 144(k) under the Act or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the Commission in a timely manner all reports and other documents required to be so filed pursuant to Rule 144(c) under the Act in order to permit the Holders of the Registrable Securities to be entitled to transfer the Registrable Securities without registration pursuant to Rule 144 under the Act; and (iii) furnish to each Holder of Registrable Securities upon request: (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Exchange Act of 1934, as amended, and (B) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

3. Acknowledgements and Covenants of the Holder.

(a) The Holder, upon receipt of notice from the Company that an event described in Section 2(c)(B) through (E) occurred which requires a post-effective amendment to a registration statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice. If such event occurred during the Effectiveness Period, the Company shall use commercially reasonable efforts to file and have declared effective any such post-effective amendment as soon as possible.

(b) The obligations of the Company under this Agreement with respect to the Registrable Securities are expressly conditioned on the Holder’s furnishing to the Company such appropriate information concerning the Holder, the Registrable Securities and the terms of the Holder’s offering of such Registrable Securities as the Company may reasonably request.

4. Termination of Registration Rights. Notwithstanding the foregoing provisions, the Company’s obligation to register the Registrable Securities under this Agreement shall terminate as to any particular Registrable Securities (a) when such Registrable Securities have been sold in an offering registered under the Act; (b) when such Registrable Securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Act; (c) when such securities shall have ceased to be outstanding; or (d) when a written opinion, to the effect that such Registrable Securities may be sold without registration under the Act or applicable state law and without restriction as to the quantity and manner of such sales, shall have been received from counsel for the Company.

5. Indemnification.

(a) The Company shall indemnify, defend and hold harmless the Holder, each of its directors, officers, employees, and any person who controls Holder within the meaning of Section 15 of the Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any reasonable legal fees or other fees or expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action) caused by or arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any amendment or supplement thereto included therein or caused by or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they are made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by the Holder expressly for use therein; provided, however, that the Company shall not be liable to indemnify the Holder insofar as such losses, claims, damages, liabilities or actions are (i) caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Holder furnished to the Company in writing by Holder expressly for use therein, (ii) based upon Holder’s failure to provide the Company with a material fact relating to the Holder which is required to be included in the registration statement or necessary to make a statement in the registration statement not be misleading, (iii) relating to sales of Registrable Securities by Holder to the person asserting any such losses, claims, damages, liabilities or actions if such person was not sent or given a prospectus by or on behalf of the Holder, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company or (iv) based upon the Holder’s use of a prospectus during a period when the Holder has been notified that the use of the prospectus has been suspended. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder, and any directors, officers, participating person, or controlling person thereof, and shall survive the transfer of such Registrable Securities by Holder. The Holder shall at the same time indemnify the Company, its directors, each officer signing a registration statement and each person who controls the Company within the meaning of Section 15(d) of the Act from and against any and all losses, claims, damages and liabilities caused by or arising out of related to the matters listed in clauses (i) - (iv) of the first sentence of this Section 5(a) of the Company’s indemnification to the Holder above; provided, however, that each Holder’s indemnification obligations under this Section 5(a) shall be limited to the aggregate amount of proceeds received by such Holder in connection with its disposition of Registrable Securities under such registration statement or prospectus or amendment or supplement thereto minus any amounts actually paid by such Holder in respect of any indemnification or contribution obligation hereunder.

(b) If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless any indemnitee, then the indemnitor shall contribute to the amount paid or payable by the indemnitee as a result of such losses, claims, damages, liabilities, or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnitor on the one hand and the indemnitee on the other from the registration, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnitor on the one hand and the indemnitee on the other but also the relative fault of the indemnitor and the indemnitee as well as any other relevant equitable considerations. The relative fault of the Company and the Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(c) Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 5(a), such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

6. Governing Law.

(a) This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(b) Each of the Company and the Holder hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the County of New York, State of New York (the “New York Courts”) for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim that such litigation brought in any New York Courts has been brought in an inconvenient forum.

7. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by express, registered or certified mail, postage prepaid, return receipt requested, as follows:

If to the Company, at:

Iconix Brand Group Inc. 1450 Broadway, 4th Floor New York, New York 10018 Attn: Neil Cole, CEO

with a copy of the same to:

Blank Rome LLP 405 Lexington Avenue New York, New York 10174 Attn: Robert J. Mittman, Esq.

If to the Holder, at:
Rocawear Licensing LLC 1411 Broadway New York, New York 10018 Attn: [_______________]
with a copy of the same to:

Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036 Attn: Howard J. Rothman

or such other address as has been indicated by either party in accordance with a notice duly given in accordance with the provisions of this Section.

8. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

9. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10. Assignment; Benefits. The Holder may not assign it rights hereunder without the prior written consent of the Company, other than in connection with the transfer of the Registrable Securities (or portion thereof) by any Holder in accordance with the terms of the Purchase Agreement, in each such case, whether or not an express assignment will have been made, the provisions of this Agreement which are for the benefit of the Holders of the Holders of the Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of the Registrable Securities (or such portion thereof).

11. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

12. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby provided that the essential terms and conditions of this Agreement for the parties remain valid, binding and enforceable; provided, further, that the economic and legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any party. In event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

13. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Facsimile or other electronic transmission of any signed original counterpart and/or retransmission of any signed facsimile or other electronic transmission shall be deemed the same as the delivery of an original.

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on the date first above written.

ICONIX BRAND GROUP, INC.

By:	/s/ Neil Cole
Title: President and CEO

ROCAWEAR LICENSING, LLC

By:	/s/ Ronald DeMichael
Name: Ronald DeMichael Title: Chief Financial Officer

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